MARK BAILEY & COMPANY, LTD.
Certified Public Accountants
Management Consultants

Office Address:
1495 Ridgeview Drive, Ste. 200
Reno, Nevada 89509-6634

Phone: 775/332.4200
Fax: 775/332.4210






April 15, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madam:

We have read the statements made by Crafty Admiral Entererprises, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K, dated April 10, 2003. We agree with the statements concerning our firm in such Form 8-K.

Sincerely,

/s/ Mark Bailey & Co., Ltd.
MARK BAILEY & COMPANY, LTD.
Certified Public Accountants
Management Consultants
Mailing Address:
P.O. Box 6060
Reno, Nevada 89513